UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 17, 2007

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification Number)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:       609-219-0930

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 18, 2007, Ascendia Brands, Inc. (“the Registrant”) received notification from the American Stock Exchange that it is not in compliance with the Exchange’s continued listing standards, including specifically, Sections 134 and 1101 of the Amex Company Guide, because of the Registrant’s failure timely to file its Quarterly Report on Form 10-Q for the fiscal quarter ended August 25, 2007. The Exchange has requested that the Registrant submit to the Exchange, not later than November 19, 2007, a plan of the steps the Registrant intends to take to regain compliance with the continued listing standards. The Registrant is required to regain compliance not later than January 18, 2008.

The Registrant has previously announced that it was unable to file its Quarterly Report on Form 10-Q by the specified date. The Registrant currently anticipates filing its Quarterly Report on Form 10-Q for the fiscal quarter ended August 25, 2007 not later than October 26, 2007.

Item 7.01  Regulation FD Disclosure

On October 17, 2007, the Registrant issued a press release announcing a delay in the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended August 25, 2007. A copy of the Registrant’s press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 19, 2007, the Registrant issued a press release announcing it has received notification from the American Stock Exchange that it is not in compliance with the Exchange's continued listing standards. A copy of the press release is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibits 99.1 and 99.2 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibits 99.1 and 99.2 attached hereto will not be incorporated by reference into any filing made Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit
99.1	Press Release dated October 17, 2007
99.2	Press Release dated October 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2007		ASCENDIA BRANDS, INC.
	By:	/s/ Steven R. Scheyer Steven R. Scheyer Chief Executive Officer